Cosi, Inc. (Nasdaq: COSI)

                                          William D. Forrest, Chairman

                                          Kevin Armstrong, President & CEO


[Cosi Logo]                                                                    1

Safe Harbor Concerning Forward Looking Statements
--------------------------------------------------------------------------------

Matters discussed in this presentation, which relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, operating results or earnings constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:

      o the cost of our principal food products and supply and delivery shortages and interruptions;
      o     labor shortages or increased labor costs;
      o     changes in consumer preferences and demographic trends;
      o     expansion into new markets;
      o our ability to locate suitable restaurant sites in new and existing markets and negotiate acceptable lease terms;
      o competition in our markets, both in our business and in locating suitable restaurant sites;
      o     our operation and execution in new and existing markets;
      o our ability to recruit, train and retain qualified corporate and restaurant personnel and management;
      o cost effective and timely planning, design and build-out of restaurants;
      o     our ability to attract and retain qualified franchisees;
      o the availability and cost of additional financing, both to fund our existing operations and to grow and open new restaurants;
      o the rate of our internal growth and our ability to generate increased revenue from our existing restaurants;
      o our ability to generate positive cash flow from existing and new restaurants;
      o     the reliability of our customer and market studies;
      o     fluctuations in our quarterly results due to seasonality;
      o increased government regulation and our ability to secure required governmental approvals and permits;
      o our ability to create customer awareness of our restaurants in new markets;
      o     market saturation due to new restaurant openings;
      o     inadequate protection of our intellectual property;
      o adverse weather conditions which impact customer traffic at our restaurants; and
      o     adverse economic conditions.

The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.


[Cosi Logo]                                                                    2

Outline
--------------------------------------------------------------------------------

o     Cosi Concept Review

o     Cosi Growth Strategy and Plans

o     Cosi Financial Performance


[Cosi Logo]                                                                    3

                               Cosi Concept Review


[Cosi Logo]                                                                    4

Cosi - "Simply Good Taste"
--------------------------------------------------------------------------------

o Cosi is the premium convenience restaurant that seamlessly provides authentic, innovative food in a sophisticated environment while remaining an affordable luxury

      - Our distinctive product offerings feature the signature Cosi crackly crust flatbread that is freshly baked in front of our customers throughout the day in an open flame stone hearth oven prominently visible to our guests

      - We provide our guests a welcoming, comfortable and urbane atmosphere through a contemporary and upscale design that reflects taste and style

      - Currently operate 96 units in 17 states and Washington, D.C. via different restaurant formats that are both company-owned and franchised

      -     Average check per transaction = $8.51...an affordable luxury


[Cosi Logo]                                                                    5

Our Current and Future Guests: A Well-Defined and Attractive Target
--------------------------------------------------------------------------------

o Cosi reviewed industry purchase data (CREST) and identified the target customer based on purchase activity

o Resulted in 3 clusters that do 85% of category buying and represent 40 million households

o     Three clusters:

                        Adults 18-34 Without Children

                        Upscale Suburbanites of All Ages

                        Metro Elites of All Ages


[Cosi Logo]                                                                    6

Our Guests - A Sophisticated Demographic
--------------------------------------------------------------------------------

Our guests fall into what we term the Premium Convenience market and have the following primary characteristics:

o     Seeking a quality convenience dining experience

o     Higher disposable income

o     More sophisticated food preferences and demands for variety

o     Desire for fast and convenience service without sacrificing quality

o     Buyers of affordable luxuries

[GRAPHIC OMITTED]

Premium Convenience Market

-     Innovative Menu with Sophisticated Flavors

-     Upscale and Welcoming Decor

-     Average Check of $6 - $9

-     Convenient Limited or Self-Service

-     High Quality Made-to-Order Products


[Cosi Logo]                                                                    7

Cosi Serves Authentic, Innovative, Savory Food
--------------------------------------------------------------------------------

o     Signature Cosi bread baked throughout the day in front of customers

o Authentic, innovative savory sandwiches, salads, pizzas, melts, Cosi bagels, soups, appetizers, S'mores and other desserts

o     Coffee beverages, tea, smoothies, mochas, lattes and coffee cocktails

o Some restaurants feature full daypart offerings from breakfast through evening cocktails and dessert

o Fresh, high quality ingredients that appeal to sophisticated tastes in a made-to-order format

o Seasonal limited time offerings appeal to guests' changing tastes and desire for variety


[Cosi Logo]                                                                    8

Cosi Serves the Guest Seamlessly in a Sophisticated Environment
--------------------------------------------------------------------------------

o     Relaxed, welcoming atmosphere

o     Our new generation restaurant design enhances our guests' experience

      - Won 2005 "Superior Achievement in Design and Imaging" (SADI) Award from Retail Traffic

      - Combines efficient counter service format with relaxing contemporary environment

      -     Order at point-of-sale

      - Runners deliver food to tables or to take-out waiting area, allowing guests to relax sooner

      -     Cost effective to open (approximately $676,000) and operate

      - Recent utilization studies show that during peak lunch period, average time from entering restaurant to receiving food is 4.5 minutes.

      -     Have achieved identical results in our Cosi Downtown model.

      - Have demonstrated throughput capacity of 320 transactions per hour during the peak lunch daypart


[COSI LOGO]                                                                    9

Cosi Provides High Quality Product, Service, and Experience While Remaining An Affordable Luxury
--------------------------------------------------------------------------------

o     Our average check of $8.51 is perceived as an affordable luxury

o     Quality is not compromised by convenience

o     Strong Premium Brand Environment

o Pricing is determined with sophisticated analytics to maintain strong customer traffic growth while maximizing profit


[Cosi Logo]                                                                   10

                         Cosi Growth Strategy and Plans


[Cosi Logo]                                                                   11

Cosi Competes in the Exciting Premium Convenience Category
--------------------------------------------------------------------------------

o     Consumers are dining out more frequently

      -     Busier lifestyles - limited time to prepare food

      -     Less expensive to eat out vs. dine at home

o     Customers seek both convenience and quality

      -     Convenience drives 75% of restaurant meal decisions

      - Consumers are willing to "trade up" - pay more for quality, taste and setting

o     Sandwich and salad capture 60% of market

      - Panera is only premium sandwich and salad concept with national footprint

      -     Clear opportunity for another player to service national demand


[Cosi Logo]                                                                   12

Our Premium Convenience Market Opportunity
--------------------------------------------------------------------------------

o Based on our market research, we view this as a large, attractive demographic.

o Expanding our marketing initiatives on brand awareness will increase our customer loyalty and drive higher sales volumes

o Expansion through company-owned and franchised locations will allow us to reach more of our targeted customer base

[GRPAHIC OMITTED]

                                 Top 25 Markets
                             > 1,400 Cosi Locations

                                 Top 75 Markets
                             > 1,900 Cosi Locations

                         Adults 18-34 Without Children
                        Upscale Suburbanites of All Ages
                            Metro Elites of All Ages

                              40 Million Households


[Cosi Logo]                                                                   13

Market Potential for Growth
--------------------------------------------------------------------------------

There is potential for 1,900 Cosi restaurants in the top 75 markets - more than 18 times the current portfolio.

{CHART OMITTED]
                     Corner Bakery     Cosi   Panera
----------------------------------------------------
Growth Opportunity             416    1,804    2,175
Current Units                   84       96      825
                             -----    -----    -----
Total                          500    1,900    3,000
                             =====    =====    =====

       Source: Wall Street and Cosi market research.


[Cosi Logo]                                                                   14

Infrastructure to Support Growth
--------------------------------------------------------------------------------

o Executive management team with public company, as well as both culinary and QSR expertise

      -     William D. Forrest, Chairman

            o     Headed the Restructuring Group at Gleacher & Co.
            o     CEO of Fine Host Corporation

      -     Kevin Armstrong, President and CEO

            o     20+ years of restaurant experience
            o     Long John Silver's, Subway, PepsiCo and Burger King

      -     William Koziel, Chief Financial Officer

            o     15+ years of executive financial experience
            o     Galyan's Trading Company, Homelife Furniture, Evans

      -     Gilbert Melott, EVP of Operations and People

            o 18+ years of operations, training and human resources development experience
            o     Bennigan's, Sheraton Holding Corporation

      -     Paul Seidman, VP of Food and Beverage

            o     20+ years of foodservice experience
            o     Bertucci's, The New England Restaurant Company

      -     Larry Bader, VP of Franchise Sales

            o     30+ years franchise sales and development
            o     Atlanta Bread Company, Applebee's International, Inc.

o Support Center in Deerfield, IL is fully staffed to support growth with franchise sales and operations support, construction, real estate, business development, marketing, IT, training and development, finance, human resource, supply chain and legal services

[GRAPHIC OMITTED]

G&A Expense Distribution (1)

- Franchise Sales and Operations Support, Construction, Real Estate, Business Development and Training ~29.5%

-     Public Company And Compliance ~21%

-     Other Administrative ~31.5%

-     Company-Owned Restaurant Support ~18%

(1) Expected 2006 spending by category.

[Cosi Logo]                                                                   15

Positioned for Growth
--------------------------------------------------------------------------------

                                  Strong Brand
                                  ------------

                               7.8% YTD 2005 Same
                               Store Sales Growth

                           16 Consecutive Quarters of
                             Same Store Sales Growth

                       Outstanding Customer Satisfaction


                             Strong Core Financials
                             ----------------------

                 Q3 2005 LTM AUV of $1.4 Million and Restaurant
               Cash Flow of 19.8% for Comparable Units, Yielding
                          31.5% Cash-on-Cash Return (1)

                 Driving Results Through a Platform of Heritage
                          Cosi Downtown, Full Cosi and
                                New Design Units


                                 Infrastructure
                                 --------------

                         Management Team with Extensive
                        Casual Dining and QSR Experience

                          Fully Staffed Support Center
                                In Deerfield, IL


                                   Development
                                   -----------

                   17 New Company-Owned Locations During 2006
                           and 101 by the end of 2009

                  150 Franchisee Commitments by the End of 2005
                    At Least 20 Locations to Open During 2006
                        384 Locations by the End of 2009

                               Strategic Alliances


                              New Generation Design
                              ---------------------

                  Expected AUV of $1.6 Million and Cash Flow of
                  25.7%, Yielding 60.8% Cash-on-Cash Return (2)

                              Award-Winning Design


(1)   Comparable units only as of October 3, 2005.

(2) Forecasted 12 months results based on a combination of new generation units in urban and suburban locations


[Cosi Logo]                                                                   16

Growth Strategy
--------------------------------------------------------------------------------

o     2006 growth adds 36.3% to Cosi's unit base

      -     Our goal is to open 17 company-owned locations during 2006:

                                     Q1   Q2   Q3   Q4
                                     -----------------
            Quarterly Growth         0    10    6    1

      -     Franchisees are expected to open at least 20 locations during 2006

            >>    150 franchise unit commitments by the end of 2005

            >> Assistance provided to franchisees for optimal real estate decisions

      - Continuing to pursue strategic alliances based on experiences with Cosi Pronto and Macy's

            >>    E.g., airports, college campuses

o     Long range growth goals

      - End of 2009 unit chain with 186 company-owned and 384 franchise locations

      -     Opportunistic strategic alliances


[Cosi Logo]                                                                   17

Concept Platform
--------------------------------------------------------------------------------

                                         Projected Annual
                                          Performance of
                                    New Generation Design (1)
                                    -------------------------

AUV $                                       $1,600,000

Restaurant Cash Flow $                      $  411,200

Restaurant Cash Flow %                            25.7%

Cash-on-Cash Return %                             60.8%

(1) Forecasted 12 months results based on a combination of new generation units in urban and suburban locations


[Cosi Logo]                                                                   18

                           Cosi Financial Performance


[Cosi Logo]                                                                   19

Rolling Three Year Performance Comparison - LTM Q3
--------------------------------------------------------------------------------

The organziation has demonstrated continuous financial performance improvement.

                                                                           U.S. Dollars in Thousands (1)
                                             ---------------------------------------------------------------------------------------
                                                   12 Months Ended                12 Months Ended               12 Months Ended
                                                   October 3, 2005               September 27, 2004            September 29, 2003
                                             -------------------------      --------------------------     -------------------------
Restaurant Net Sales                         $  117,085.3        100.0%     $  107,223.0        100.0%     $  105,496.8       100.0%
Comp Sales % (2)                                      9.5%                          15.1%

COGS                                             28,593.1         24.4%         27,404.5         25.6%         29,341.4        27.8%
                                             ------------                   ------------                   ------------

Gross Profit                                     88,492.2         75.6%         79,818.5         74.4%         76,155.4        72.2%

Total Labor Expenses                             40,072.0         34.2%         37,321.0         34.8%         36,918.3        35.0%

Manager Controllables                             7,538.5          6.4%          7,461.0          7.0%          8,373.8         7.9%

Support Controllables                             2,784.7          2.4%          2,528.8          2.4%          2,706.0         2.6%
                                             ------------                   ------------                   ------------

Controllable Contribution                        38,097.0         32.5%         32,507.7         30.3%         28,157.3        26.7%
Margin Improvement                                                 2.2pp                          3.6pp

Fixed Costs                                      17,763.6         15.2%         17,786.1         16.6%         18,023.8        17.1%
                                             ------------                   ------------                   ------------

Restaurant Cash Flow                         $   20,333.4         17.4%     $   14,721.6         13.7%     $   10,133.5         9.6%
                                             ============                   ============                   ============
% Annual Growth                                      38.1%                          45.3%
                                             ============                   ============


(1)   Due to rounding, some percentages might not foot.

(2) Calculated using 12 months ended net sales for the 82 comparable units as of October 3, 2005.


[Cosi Logo]                                                                   20

Net Income Comparison
--------------------------------------------------------------------------------

                                                                          U.S. Dollars in Thousands
                                                    --------------------------------------------------------------------
                                                     12 Months Ended          12 Months Ended          12 Months Ended
                                                     October 3, 2005         September 27, 2004       September 29, 2003
                                                    ------------------       ------------------       ------------------
Restaurant Net Sales                                $        117,085.3       $        107,223.0       $        105,496.8
COGS                                                          28,593.1                 27,404.5                 29,341.4
Restaurant Operating Expenses                                 68,158.8 (1)             65,096.9 (2)             66,021.9 (3)
                                                    ------------------       ------------------       ------------------
Restaurant Cash Flow                                          20,333.4                 14,721.6                 10,133.5
                                                    ------------------       ------------------       ------------------

Franchise Fees and Royalties                                      77.7                      0.0                      0.0

G&A Expenses                                                  23,018.1                 20,126.0                 20,281.8
Corporate Office Relocation                                      158.1                    935.6                      0.0
Stock Compensation Expense                                     2,779.3                  2,906.1                    493.0
Depreciation and Amortization                                  7,247.0                  7,073.9                  7,696.6
Pre-opening Expenses                                             659.4                    193.5                  1,286.6
Provision for Losses on Impairments and Disposals                982.1                  3,307.5                  6,747.9
Lease Termination Benefit                                       (283.4)                (3,420.0)                (1,510.7)
                                                    ------------------       ------------------       ------------------

Operating Loss                                               (14,149.5)               (16,401.0)               (24,861.7)

Interest Income, net                                             444.3                      6.7                   (542.3)
Reserve for Notes Receivable from Stockholders                   (55.1)                (1,472.0)                     0.0
Other Income, net                                                 89.8                   (148.5)                (5,208.2)
                                                    ------------------       ------------------       ------------------

Net Loss                                                     (13,670.5)               (18,014.8)               (30,612.2)

Preferred Stock Dividends                                          0.0                      0.0                 (1,416.9)
                                                    ------------------       ------------------       ------------------

Net Loss per Common Share                           $        (13,670.5)      $        (18,014.8)      $        (32,029.1)
                                                    ==================       ==================       ==================

EPS                                                 $            (0.41)      $            (0.69)      $            (2.13)
                                                    ==================       ==================       ==================

EPS - Excluding Stock Compensation                  $            (0.31)      $            (0.58)      $            (2.09)
                                                    ==================       ==================       ==================


Total Labor Expenses                                $         40,072.0       $         37,321.0       $         36,918.3
Manager Controllables                                          7,538.5                  7,461.0                  8,373.8
Support Controllables                                          2,784.7                  2,528.8                  2,706.0
Fixed Costs                                                   17,763.6                 17,786.1                 18,023.8
                                                    ------------------       ------------------       ------------------
                                                    $         68,158.8 (1)   $         65,096.9 (2)   $         66,021.9 (3)
                                                    ==================       ==================       ==================


[Cosi Logo]                                                                   21

Selected Balance Sheet and Cash Flow Information
--------------------------------------------------------------------------------

                                                                U.S. Dollars in Thousands
                                              --------------------------------------------------------------
                                               9 Months Ended        9 Months Ended        9 Months Ended
                                               October 3, 2005      September 27, 2004    September 29, 2003
                                              ------------------    ------------------    ------------------

Selected Balance Sheet Information

Cash, Cash Equivalents and Investments                  40,186.6              18,547.6               3,239.0
Property, Plant and Equipment, net                      33,478.1              30,883.9              38,217.2

Total Current Assets                                    43,766.1              21,006.8               6,558.2
Total Current Liabilities                               10,431.2              11,772.6              14,165.0
Current Ratio                                                4.2                   1.8                   0.5

Selected Cash Flow Information

Net Cash Used in Operating Activities                   (2,401.6)             (6,291.2)            (10,031.5)
Capital Expenditures                                    (4,888.8)             (2,740.9)             (3,571.6)
Net Cash Provided by Financing Activities               36,476.1              19,963.6               3,519.3



[Cosi Logo]                                                                   22

Improvements in Operating Performance Continues
--------------------------------------------------------------------------------


                                                    U.S. Dollars in Thousands (1)
                                              ----------------------------------------
                                               3 Months Ended        3 Months Ended                 Margin
                                               October 3, 2005      September 27, 2004              Change
                                              ------------------    ------------------        ------------------
Restaurant Net Sales                          $ 30,778.4   100.0%   $ 28,170.0   100.0%               ---
Comp Sales % (2)                                     7.8%                          6.9%

COGS                                             7,254.2    23.6%      7,016.6    24.9%   130 Basis Points Improvement
                                              ----------            ----------

Gross Profit                                    23,524.2    76.4%     21,153.4    75.1%   130 Basis Points Improvement

Total Labor Expenses                            10,339.3    33.6%      9,398.6    33.4%    20 Basis Points Decrease (3)

Manager Controllables                            1,929.8     6.3%      1,818.0     6.5%    20 Basis Points Improvement

Support Controllables                              718.0     2.3%        674.2     2.4%    10 Basis Points Improvement
                                              ----------            ----------

Controllable Contribution                       10,537.1    34.2%      9,262.6    32.9%   140 Basis Points Improvement

Fixed Costs                                      4,661.5    15.1%      4,337.5    15.4%    20 Basis Points Improvement
                                              ----------            ----------

Restaurant Cash Flow                          $  5,875.6    19.1%   $  4,925.1    17.5%   160 Basis Points Improvement
                                              ==========            ==========

(1)   Due to rounding, some percentages might not foot.
(2)   As reported in public filings.
(3)   Primarily affected by stock compensation:


Stock Compensation                            $    264.2     0.9%   $   (110.5)   -0.4%
Other Labor                                     10,075.1    32.7%      9,509.1    33.8%
                                              ----------            ----------
Total Labor Expenses                          $ 10,339.3    33.6%   $  9,398.6    33.4%
                                              ==========            ==========



[Cosi Logo]                                                                   23

Reconciliation of Non-GAAP Measures to Net Income
--------------------------------------------------------------------------------

                                                              U.S. Dollars in Thousands
                                                 ------------------------------------------------
                                                  3 Months Ended                 3 Months Ended
                                                  October 3, 2005              September 27, 2004
                                                 ------------------            ------------------
Restaurant Net Sales                             $         30,778.4            $         28,170.0
COGS                                                        7,254.2                       7,016.6
Restaurant Operating Expenses                              17,648.6 (1)                  16,228.3 (2)
                                                 ------------------            ------------------
Restaurant Cash Flow                                        5,875.6                       4,925.1
                                                 ------------------            ------------------

Franchise Fees and Royalties                                   25.0                           0.0

G&A Expenses                                                5,480.9                       5,845.6
Stock Compensation Expense                                  1,124.5                        (689.3)
Depreciation and Amortization                               1,868.1                       1,696.8
Pre-opening Expenses                                          300.6                         125.5
Lease Termination Benefit                                     (69.1)                        357.3
                                                 ------------------            ------------------
Operating Loss                                             (2,804.4)                     (2,410.8)

Interest Income, net                                          334.4                          55.6
Reserve for Notes Receivable from Stockholders                  0.0                      (1,472.0)
Other Income, net                                              43.6                          11.9
                                                 ------------------            ------------------

Net Loss                                         $         (2,426.4)           $         (3,815.3)
                                                 ==================            ==================

EPS                                              $            (0.06)           $            (0.12)
                                                 ==================            ==================

EPS - Excluding Stock Compensation               $            (0.03)           $            (0.10)
                                                 ==================            ==================

Total Labor Expenses                             $         10,339.3            $          9,398.6
Manager Controllables                                       1,929.8                       1,818.0
Support Controllables                                         718.0                         674.2
Fixed Costs                                                 4,661.5            $          4,337.5
                                                 ------------------            ------------------
                                                 $         17,648.6 (1)        $         16,228.3 (2)
                                                 ==================            ==================



[Cosi Logo]                                                                   24

Continued Financial Improvement
--------------------------------------------------------------------------------


                                        2003               2004               2005              2006
                                       Actual             Actual            Guidance          Guidance
                                    -------------     -------------      -------------     -------------
Comparable Sales                              4.7%              5.9%       7.0% - 9.0%       4.0% - 5.0%

COGS (1)                                     27.7%             25.3%              24.0%             23.0%

Restaurant Operating Expenses (1)            62.8%             60.2%     57.0% - 58.0%              55.0%

G&A Expenses (2)                    $        22.3     $        20.6      $19.0 - $20.5     $22.0 - $23.0

EPS (3)                             $       (1.48)    $       (0.51)     $       (0.11)    $0.06 - $0.11
                                    -------------     -------------      -------------     -------------


(1) Calculated as a percent of restaurant net sales

(2) U.S. Dollars in millions

(3) Does not include stock compensation expense or the expected fourth quarter 2005 charge in connection with concluding the Macy's test program


[Cosi Logo]                                                                   25

Summary
--------------------------------------------------------------------------------

o     Continued guest loyalty and acceptance

o     Significant market opportunity

o     Defined strategy and infrastructure for growth

o     Seasoned management team

o     Compelling restaurant economics

o     Continued financial improvement

o     Growth capital needs funded by secondary offering


[Cosi Logo]                                                                   26